UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2023

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	MXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.
As previously disclosed, on May 5, 2022, MaxLinear, Inc., a Delaware corporation (“MaxLinear”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Silicon Motion Technology Corporation, an exempted company with limited liability incorporated under the law of the Cayman Islands (“Silicon Motion”) and Shark Merger Sub, an exempted company with limited liability incorporated under the law of the Cayman Islands and a wholly-owned subsidiary of MaxLinear (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Silicon Motion (the “Merger”), with Silicon Motion surviving the Merger as a wholly-owned subsidiary of MaxLinear.
On July 26, 2023, the Merger received regulatory approval from the State Administration for Market Regulation in the People’s Republic of China. Following such regulatory approval, on July 26, 2023, MaxLinear provided notice to Silicon Motion that it has terminated the Merger Agreement and MaxLinear is relieved of its obligations to close because, among other reasons, (i) certain conditions to closing set forth in the Merger Agreement are not satisfied and are incapable of being satisfied, (ii) Silicon Motion has suffered a Material Adverse Effect that is continuing, (iii) Silicon Motion is in material breach of representations, warranties, covenants, and agreements in the Merger Agreement that give rise to the right of MaxLinear to terminate, and (iv) in any event, the First Extended Outside Date has passed and was not automatically extended because certain conditions in Article 6 of the Merger Agreement were not satisfied or waived as of May 5, 2023. Undefined capitalized terms have the same meaning as in the Merger Agreement.
Item 8.01 Other Events.
The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated July 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 26, 2023	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven G. Litchfield
Steven G. Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer

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